SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ---------------------------------


                                 Date of Report

                                January 7, 2003
                     (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
              (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



        1750 East Sunrise Blvd.
        Ft. Lauderdale, Florida                        33304
--------------------------------------       -----------------------------
(Address of principal executive offices)              (Zip Code)

                                   65-0507804
                     --------------------------------------
                        (IRS Employer Identification No.)




                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

     On January 7, 2003, BankAtlantic Bancorp, Inc. issued a press release announcing the appointment of D. Keith Cobb to its Board of Directors. A Copy of the press release is attached hereto as Exhibit 99.1


Item 7.       Financial Statements and Exhibits


     (c)      Exhibit

              99.1       Press Release dated January 7, 2003.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.

                                                      By: /s/ JAMES A. WHITE
                                                      -------------------------
                                                         James A. White
                                                     Executive Vice President
                                                     - Chief Financial Officer


Dated: January 7, 2003




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                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1            Press Release dated January 7, 2003.